UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 13, 2007 (December 11, 2007)

NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Seventh Avenue, 11th Floor New York, New York		10019
(Address of principal executive offices)		(Zip Code)

(212) 301-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 11, 2007, National Financial Partners Corp. (the “Company”) entered into the First Amendment of Lease (the “Amendment”) with Broadway 340 Madison Operator LLC (the “Landlord”). A copy of the Amendment is attached hereto as Exhibit 10.1. The Amendment amends the lease (the “Lease”) entered into by the Company with the Landlord for office space located at 340 Madison Avenue, New York, New York (the “Premises”).

Under the terms of the Lease, certain space on the 21st floor of the Premises (the “Additional Space”) would have become part of the Premises on a date four to five years after the Company’s initial occupancy of the Premises. Under the terms of the Amendment, the Additional Space will become part of the Premises effective December 11, 2007 (the “Additional Space Commencement Date”). As used in the Amendment, the term “Additional Space Rent Commencement Date” shall mean the day which is the one year anniversary of the Additional Space Commencement Date.

The Fixed Rent (as defined in the Amendment) for the Additional Space is as follows:

1.

for the period commencing on the Additional Space Commencement Date and ending on the day immediately preceding the fifth anniversary of the Additional Space Rent Commencement Date, the annual rate of $833,784.00, payable in 12 equal monthly installments of $69,482.00;

2.

for the period commencing on the fifth anniversary of the Additional Space Rent Commencement Date and ending on the day immediately preceding the tenth anniversary of the Additional Space Rent Commencement Date, the annual rate of $883,414.00, payable in 12 equal monthly installments of $73,617.83; and

3.

for the period commencing on the tenth anniversary of the Additional Space Rent Commencement Date and ending on the Expiration Date (as defined in the Amendment), the annual rate of $933,044.00, payable in 12 equal monthly installments of $77,753.67.

Notwithstanding the foregoing, the Company will not pay Fixed Rent, Tax Payments or Operating Payments (all as defined in the Amendment) for the Additional Space for the period commencing on the Additional Space Commencement Date and ending on the day immediately preceding the Additional Space Rent Commencement Date, subject to certain conditions set forth in the Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment of Lease, between Broadway 340 Madison Operator LLC and National Financial Partners Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: December 13, 2007

By:	/s/ Mark C. Biderman

Name:	Mark C. Biderman
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	First Amendment of Lease, between Broadway 340 Madison Operator LLC and National Financial Partners Corp.